SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

JULY 22, 2009

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 8.01.  OTHER EVENTS.

ITEM 7.01.   REGULATION FD DISCLOSURE.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01.	Entry Into a Material Definitive Agreement

Item 8.01.	Other Events

On July 22, 2009, Amazon.com, Inc. issued a press release announcing that it entered into an Agreement and Plan of Merger pursuant to which Zappos.com, Inc. would become a wholly-owned subsidiary of Amazon.com, Inc. (the “Merger Agreement”). A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

On July 22, 2009, Mr. Anthony Hsieh, the Chief Executive Officer of Zappos.com, Inc., sent an email to all Zappos employees regarding the proposed merger, a copy of which is attached hereto as Exhibit 99.2.

WHERE YOU CAN FIND MORE INFORMATION

In connection with the proposed merger, Amazon.com will file a registration statement on Form S-4 with the Securities and Exchange Commission that will contain a consent solicitation/prospectus. Zappos’ shareholders and investors are urged to carefully read the consent solicitation/prospectus when it becomes available and other relevant documents filed with the Securities and Exchange Commission regarding the proposed merger because they contain important information about Amazon.com, Zappos and the proposed merger. Shareholders and investors will be able to obtain the consent solicitation/prospectus when it becomes available at www.sec.gov or www.amazon.com/ir.

FORWARD-LOOKING STATEMENTS

The material filed as exhibits herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Examples of forward-looking statements, include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, cash flows, the payment or non-payment of dividends, capital structure, and other financial items, (ii) statements of plans and objectives by management or Boards of Directors including those relating to the expected operation and management of Zappos following the merger and expected benefits, efficiencies and integration of operations from and following the merger, (iii) statements of future economic performance and (iv) statements of assumptions underlying such statements. Words such as “anticipates,” “believes,” “expects,” “future,” “intends,” “targeted,” “may,” “will” and similar expressions are used to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements reflect current expectations, are inherently uncertain and are subject to known and unknown risks, uncertainties and other factors, and actual results may differ significantly. Factors that could cause future results to differ materially from expected results include, but are not limited to: failure or inability to consummate the merger, effects of the merger on Amazon.com’s financial results, the effect of regulatory approvals, the difficulty in determining the fair value of Zappos, the potential inability to successfully operate or integrate Zappos’ businesses, including the potential inability to retain customers, key employees or vendors, and risks related to competition, management of growth, new products, services and technologies, potential fluctuations in operating results, international expansion, outcomes of legal proceedings and claims, fulfillment center optimization, seasonality, commercial agreements, acquisitions and strategic transactions, foreign exchange rates, system interruption, inventory, government regulation and taxation, payments and fraud. More information about factors that potentially could affect Amazon.com’s financial results is included in Amazon.com’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent filings.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 22, 2009, announcing Amazon.com, Inc.’s entry into the Merger Agreement

99.2	Email from Anthony Hsieh, Chief Executive Officer of Zappos.com, Inc., dated July 22, 2009, regarding the proposed merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/S/ THOMAS J. SZKUTAK
Thomas J. Szkutak
Senior Vice President and Chief Financial Officer

Dated: July 22, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated July 22, 2009, announcing Amazon.com, Inc.’s entry into the Merger Agreement

99.2	Email from Anthony Hsieh, Chief Executive Officer of Zappos.com, Inc., dated July 22, 2009, regarding the proposed merger